                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of this ___ day of July, 1999, is made by MICHAEL SHEPPARD, residing at
________________________________, BARRY STEIN, residing at
______________________________________, and MAURA MARX, residing at
________________________________,(the "Pledgors") in favor of GARTH LLC, a corporation organized and existing under the laws of Cayman Islands (the "Secured Party"), having an address at ____________________________________
______________________________________________________________________________.

         1. Pledge. In order to induce the Secured Party to extend the Obligations (as defined below), each Pledgor hereby grants a security interest in and absolutely and presently pledges to the Secured Party all of the Pledgor's right, title and interest in and to the collateral described in Exhibit A attached hereto and made a part hereof, whether now owned or hereafter acquired, together with all additions, substitutions, replacements and proceeds and all income interest, dividends and other distributions thereon (the "Collateral"). If the Collateral includes certificated securities, documents or instruments, such certificates are herewith delivered to the Secured Party accompanied by duly executed blank stock or bond powers or assignments, as applicable. Each Pledgor hereby authorizes the transfer of possession of all certificates, instruments, documents and other evidence of the Collateral to the Secured Party. Notwithstanding anything to the contrary contained herein, this Agreement evidences a present and absolute pledge of the Collateral to the Secured Party, which shall be effective upon the execution of this Agreement.

         2. Obligations Secured. The Collateral secures payment to the Secured Party of all loans, advances, debts, liabilities, obligations, covenants and duties owing to the Secured Party from FINANCIAL INTERNET, INC. (the "Borrower"), of any kind or nature, present or future, under that certain Debenture of even date herewith payable to Secured Party in the original principal amount of $500,000 (the "Note"), the payment of which has been personally guaranteed by the Pledgors, and the obligations of Borrower to Secured Party under that certain Bridge Loan Financing Agreement of even date herewith (the "Loan Agreement"), all of the foregoing whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening a letter of credit, loan or guarantee or in any other manner, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or severally, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases, and all costs and expenses of the Secured Party incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys fees and expenses (collectively, the "Obligations"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

         3. Representations and Warranties. Each Pledgor severally represents and warrants to the Secured Party as follows:

                  (a) There arc no restrictions on the pledge or transfer of any of the Collateral, other than restrictions referenced on the face of any certificates evidencing the Collateral.

                  (b) The Pledgor is the legal owner of the Collateral, which is registered in the name of the Pledgor as of the date hereof

                  (c) Except as otherwise provided in the Loan Agreement or as approved in advance by Secured Party, the Collateral is free and clear of any security interests, pledges, liens, encumbrances charges, agreements, claims or other arrangements or restrictions of any kind, [except as otherwise referenced in Section 3.1 above]; and the Pledgor will not incur, create, assume or permit to exist and pledge, security interest, lien, charge or other encumbrance of any nature whatsoever on any of the Collateral or assign, pledge or otherwise encumber any right to receive income from the Collateral.

                  (d) The Pledgor has the right to transfer the Collateral free of any encumbrances and the Pledgor will defend the Pledgors title to the Collateral against the claims of all persons, and any registration with, or consent or approval to or action by, any federal, state or other governmental authority or regulatory body which was or is necessary for the validity of the pledge and grant of the security interest in the Collateral has been obtained

                  (e) The pledge of and grant of the security interest in the Collateral is effective to vest in the Secured Party a valid and perfected first priority security interest, superior to the rights of any other person, in and to the Collateral as set forth herein

                  (f) Upon the occurrence of an Event of Default, no third party has any rights to receive notice of such default or the sale of the Collateral or any portion thereof, and no third party has rights to purchase all or any portion of the Collateral.

         4. Governmental Approvals. The Secured Party hereby acknowledges that any transfer of the Collateral shall be subject to the approval of any governmental authorities to the extent required by applicable law.

         5. Default.

                  (a) If any of the following shall occur (each an "Event of Default"): (i) any Event of Default under the Note or the Loan Agreement; (ii) demand by the Secured Party under any of the Obligations that have such a demand feature; or (iii) the failure by a Pledgor to perform any of its obligations hereunder after written notice from the Secured Party and a reasonable opportunity to cure, which cure period shall in no event be less than ten (10) days, then the Secured Party is authorized in its discretion to declare any or all of the Obligations to be immediately due and payable without further demand or notice of any kind whatsoever which are expressly waived, and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under the Uniform Commercial Code of New Jersey, as it may be amended from time to time, or otherwise at law or in equity, including the right to sell or otherwise dispose of the Collateral. The parties acknowledge that in the event that the Secured Party demands the release of less than all of the Collateral, the first Collateral to be released shall be the Collateral owned by Barry Stein, the next Collateral to be released shall be the Collateral owned by Michael Sheppard and the last Collateral to be released shall be the Collateral owned by Maura Marx.

                  (b) (i) At any bona fide public sale the Secured Party shall be free to purchase all or any part of the Collateral. Any such sale may be on cash or credit. The Secured Party shall be authorized at any such sale (if deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with Regulation D of the Securities Act of 1933 or any other applicable exemption available under such Act. The Secured Party will not be obligated to make any sale and sell at the time and place to which the sale is adjourned. If the Collateral is customarily sold on a recognized market or threatens to decline speedily in value, the Secured Party may sell such Collateral at any time without giving prior notice to the Pledgor. Whenever notice is otherwise required by law to be sent by the Secured Party to the Pledgor of any sale or other disposition of the Collateral, five (5) days written notice sent to the Pledgor at the notice address specified below will be reasonable.

                           (ii) The Pledgor recognizes that the Secured Party
may be unable to effect or cause to be effected a public sale of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), so that the Secured Party may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for resale thereof. The Pledgor understands that private sales so made may be at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and agrees that the Secured Party has no obligation to delay or agree to delay the sale of any of the Collateral from the period of time necessary to permit the issuer of the securities which are part of the Collateral (even if the issuer would agree), to register suet securities for sale under the Act. The Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  (c) The net proceeds arising from the disposition of the Collateral, if any, after deducting expenses incurred by the Secured Party, will be applied to the Obligations in the order determined by the Secured Party in its sole discretion. If any excess remains after the discharge of all of the Obligations the same will be paid to the Pledgor.

                  (d) If any demand is made at any time upon the Secured Party for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations from the disposition of the Collateral and if the Secured Party repays all or any party of such amount the Pledgor, will be and remain liable for the amounts so repaid or recovered to the same extends as if never originally received by the Secured Party.

         6. Voting Rights and Transfer. At any time after the occurrence of an Event of Default, the Secured Party may transfer any or all of the Collateral into its name or that of its nominee and may exercise all voting rights with respect to the Collateral, but no such transfer shall constitute a taking of such Collateral in satisfaction of any or all of the Obligations unless the Secured Party expressly so indicates by written notice to the Pledgor.

         7. Dividends, Interest and Premiums. The Pledgor will have the right to receive all cash dividends, interest and premiums declared and paid on the Collateral prior to the occurrence of any Event of Default. In the event any additional shares are issued to the Pledgor as a stock dividend or in lieu of interest on any of the Collateral, as a result of any split of any of the Collateral by reclassification or otherwise, any certificates evidencing any such additional shares will be immediately delivered to the Secured Party and such shares will be subject to this Agreement and a part of the Collateral to the same extent as the original Collateral. At any time after the occurrence of an Event of Default, the Secured Party shall be entitled to receive all cash or stock dividends, interest and premiums declared or paid on the Collateral, all of which shall be subject to the Secured Party's rights under Section 5 above.

         8. Further Assurances. At any time and from time to time, upon demand of the Secured Party, the Pledgor will give, execute, file and record any notice, financing statement, continuation statement, instrument, document or agreement that the Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Secured Party to inform its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Pledgor hereby irrevocably appoints the Secured Party as the Pledgor s attorney-in-fact to do all acts and things in the Pledgor's name that the Secured Party may deem necessary or desirable, which appointment is deemed to be coupled with an interest. The Secured Party is authorized to file financing statements, continuation statements and other documents under the Uniform Commercial Code relating to the Collateral without the Pledgor's signature, naming the Pledgor as debtor and the Secured Party as secured party.

         9. Notices. All notices, demands, requests, consents, approval and other communications required or permitted hereunder shall be sent and delivered in accordance with Section 7.07 of the Loan Agreement.

         10. Preservation of Rights. No delay or omission on the Secured Parties part to exercise any right or power arising hereunder, including without limitation, the failure of the Secured Party to exercise its rights against the Collateral after the Holding Period, will impair any such right or power or be considered a waiver of any such right or power, nor will the Secured Party's action or inaction impair any such right or power. The Secured Party's rights and remedies hereunder are cumulative and not exclusive of an other rights or remedies which the Secured Party may have under other agreements, at law or in equity.

         11. Illegality. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         12. Changes in Writing. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor therefrom will be effective unless made in a writing signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Pledgor in any case will entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstance.

         13. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Pledgor and the Secured Party with respect to the subject matter hereof.

         14. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Pledgor and the Secured Party and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Secured Party may not assign this Agreement in whole or in part without the Pledgor's prior written consent.

         15. Interpretation. In this Agreement, unless the Secured Party and the Pledgor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word or shall be deemed to include and/or, the works "including", "includes and including shall be deemed to be followed by the words "without limitation." Section headings in this Agreement are included for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more titan one party as Pledgor, the obligations of such persons or entities will be joint and several.

         16. Indemnity. Each Pledgor severally agrees to indemnify each of the Secured Party, its directors, officers and employees and each legal entity, if any, who controls the Secured Party (the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees of counsel with whom any indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Agreement; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Parties negligence or willful misconduct.

         17. Governing Law and Jurisdiction. This Pledge Agreement has been delivered to and accepted by the Secured Party and will be deemed to be made in the State of New York. THIS PLEDGE AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PLEDGOR AND SECURED PARTY DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCLUDING ITS CONFLICT OF LAWS RULES. The Pledgor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for New York County and consents that all service of process be sent by nationally recognized overnight courier service directed to the Pledgor at the Pledgor's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Agreement will prevent the Secured Party from bringing any action, enforcing any award or judgment or exercising any rights against the Pledgor individually, against any security or against any property of the Pledgor within any other county state or other foreign or domestic jurisdiction. The Pledgor acknowledges and agrees that the venue provided above is the most convenient forum for both the Secured Party and the Pledgor. The Pledgor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

         18. WAIVER OF JURY TRIAL. THE PLEDGOR IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE PLEDGOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY INURE RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF THE LOAN DOCUMENTS. THE PLEDGOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS MADE KNOWINGLY AND VOLUNTARILY.

                  The Pledgor acknowledges that it has read and understood all of the provisions of this Agreement including the waiver of a jury trial and has been advised by counsel as necessary or appropriate.

                            [SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, intending to be legally bound, Pledgor has heretofore executed this Agreement as of the date and year first above written.


WITNESS:



By:                                         /s/Michael Sheppard
   ------------------------------------     ------------------------------------
Print Name:                                 MICHAEL SHEPPARD
           ----------------------------


                                            /s/Barry Stein
                                            ------------------------------------
                                            BARRY STEIN



                                            /s/Maura Marx
                                            ------------------------------------
                                            MAURA MARX

EXHIBIT A TO PLEDGE AGREEMENT
(CERTIFIED SECURITIES)



         The specific assets are listed below are pledged as collateral and are restricted from trading and withdrawals. The Secured Party's written approval is required prior to any trading or withdrawals of such assets.


Pledgor                            Quantity          Description of Securities                   Certificate Number(s)
-------                            --------          -------------------------                   ---------------------

Maura Marx                          26,884           Common Stock of
                                                     Financial Intranet, Inc.                             2530

Maura Marx                          75,000           Common Stock of
                                                     Financial Intranet, Inc.                             2527

Michael Sheppard                    51,884           Common Stock of
                                                     Financial Intranet, Inc.                             2522

Michael Sheppard                    44,267           Common Stock of
                                                     Financial Intranet, Inc.                             2716

Maura Marx                          26,884           Common Stock of
                                                     Financial Intranet, Inc.                             2530

Ben Stein                           400,000          Common Stock of
                                                     Financial Intranet, Inc.                             3010

Ben Stein                           350,000          Common Stock of                                      2722
                                                     Financial Intranet, Inc.

Ben Stein                           174,517          Common Stock of                                      2717
                                                     Financial Intranet, Inc.

                                   STOCK POWER



         FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _________________________________________________________________,

having an address at ________________________________________________, Tax I.D.
No. _________, __________ shares of the capital stock (the "Stock") of FINANCIAL INTRANET, INC., a ___________ corporation, represented by Certificate Number ______________, standing in the name of the undersigned on the books of said Company; and do hereby irrevocably constitute __________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.




                                   ---------------------------------------------

WITNESS/ATTEST:

By:
   ----------------------------------------
   Print Name:

DATED:
      -------------------------------------

                                       A-8